UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 31, 2008

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161
800 South Street
Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                       Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment Agreement – Eric S. Slifka

On December 31, 2008, Global GP LLC, the General Partner of Global Partners LP (the “Partnership”), and Eric S. Slifka entered into an employment agreement (the “Employment Agreement”) which amends, restates and supersedes Mr. Slifka’s employment agreement dated October 4, 2005.  Pursuant to the Employment Agreement, Mr. Slifka will serve as the President and Chief Executive Officer of the General Partner.  The Employment Agreement provides that Mr. Slifka will have powers and duties and responsibilities that are customary to his position and that are assigned to him by the board of directors of the General Partner in connection with his general management and supervision of the operations of the General Partner.  He will report only to the board of directors of the General Partner.

Unless earlier terminated, the Employment Agreement has a term ending on December 31, 2011, with an automatic renewal for 36 months commencing January 1, 2012.  The Employment Agreement includes a confidentiality provision and a nonsolicitation provision, which generally will continue for two years and for one year, respectively, following Mr. Slifka’s termination of employment, and is subject to the noncompetition provisions included in the Omnibus Agreement dated October 4, 2005 (and filed as Exhibit 10.1 to the Partnership’s Form 8-K filed on October 11, 2005) and may be terminated earlier pursuant to the terms of the Employment Agreement.  The Employment Agreement provides for an annual base salary of $800,000, subject to increase as of each January 1 as determined by the Compensation Committee of the Board of Directors (the “Compensation Committee”).  In addition, Mr. Slifka is eligible to receive a cash bonus, payable annually, no later than two and one-half months after each fiscal year end in an amount to be determined at the discretion of the Compensation Committee.  Mr. Slifka is entitled to participate in the short-term annual incentive compensation plan (described below) and in the long-term incentive compensation plans (described below) and may, as determined by the Compensation Committee, be eligible to participate in any other incentive plans in which management employees may participate.  He also is entitled to participate in such other benefit plans and programs as the General Partner may provide for its executives in general.

The Employment Agreement may be terminated at any time by either party with proper notice.  If Mr. Slifka’s employment is terminated for any reason, he shall be paid (i) all amounts of his base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of expenses appropriately and timely submitted, and (iv) any and all other amounts that may be due to him as of the date of termination (the “Accrued Obligations”).

If Mr. Slifka’s employment is terminated by death or disability, he (or his estate) will be paid (i) the Accrued Obligations, plus (ii) a lump sum payment equal to his then base salary multiplied by 200%, plus (iii) an amount equal to the target incentive amount under the then applicable short-term incentive plan multiplied by 200%, plus (iv) his interests in the long-term incentive plans, plus (v) group health and similar insurance premiums on behalf of his spouse and dependents for 24 months following the date of termination.

If Mr. Slifka’s employment is terminated by the General Partner without cause or by Mr. Slifka for reasons constituting “Constructive Termination” as defined in the Employment Agreement, he shall be paid (i) the Accrued Obligations, plus (ii) a lump sum payment equal to his then base salary multiplied by 200% (provided, however, that this multiplier shall be 300% if Mr. Slifka terminates his employment for reasons constituting Constructive Termination and such termination occurs within 12 months following a Change in Control (as defined in the Employment Agreement)), plus (iii) an amount equal to the target incentive amount under the then applicable short-term incentive plan multiplied by 200% (provided, however, that this multiplier shall be 300% if Mr. Slifka terminates his employment for reasons constituting Constructive Termination and such termination occurs within 12 months following a Change in Control), plus (iv) his interests in the long-term incentive plans, plus (v) group health and similar insurance premiums on behalf of his spouse and dependents for 24 months following the date of termination.  If Mr. Slifka terminates his employment for reasons of Constructive Termination but such termination does not occur within 12 months following a Change in Control and Mr. Slifka secures employment within 12 months of the date of termination, he shall repay to the General Partner one-half of the cash received from the General Partner pursuant to (ii) and (iii) above.

If Mr. Slifka’s employment is terminated by the General Partner for Cause (as defined in the Employment Agreement), Mr. Slifka will be paid the Accrued Obligations.  Notwithstanding the foregoing, if Mr. Slifka’s Employment Agreement is not renewed by the General Partner and he does not continue to serve as the General Partner’s President and Chief Executive Officer following the expiration of his Employment Agreement, he shall be paid any Accrued Obligations plus a lump sum payment equal to 100% of his then base salary.

Short-Term Annual Incentive Plan

Mr. Slifka shall be entitled to receive awards, if any, under the General Partner’s Short-Term Annual Incentive Plan as determined based upon the achievement of financial metrics to be established by the Compensation Committee in the first month of each fiscal year during the term of the Employment Agreement, and any such awards are to be paid within two and a half months of the end of such fiscal year.  The annual “award target” cash incentive amount shall be 100% of Mr. Slifka’s then annual base salary, and the maximum cash incentive amount that may be awarded for any fiscal year shall be 200% of Mr. Slifka’s then annual base salary.

Long-Term Incentive Plans

Three-Year Phantom Units - Within ten days following December 31, 2008, the Compensation Committee shall grant to Mr. Slifka $1,000,000 worth of Phantom Units.  For purposes of this award, a “Phantom Unit” is a notional common unit of the Partnership which entitles Mr. Slifka to receive one common unit of the Partnership (a “Unit”) upon the following terms and conditions:  The Phantom Units shall vest in six equal installments on June 30 and December 31 of each year of the initial term of the Employment Agreement.  Notwithstanding the foregoing, if Mr. Slifka’s employment is terminated (i) for reason of death or disability, or (ii) without cause or for Constructive Termination, in either case within 12 months following a Change in Control, then all unvested Phantom Units shall vest on the applicable termination date.  Additionally, if Mr. Slifka’s employment is terminated without cause or for Constructive Termination but such termination does not occur within 12 months following a Change in Control, then a prorated portion of the Phantom Units scheduled to vest at the end of the then applicable six-month period shall vest on the date of termination, such proration to be based upon the number of full months’ service provided by Mr. Slifka during such six-month period.  The award to Mr. Slifka of Phantom Units also shall include a contingent right to receive an amount in cash equal to the number of then outstanding Phantom Units granted to Mr. Slifka multiplied by the cash distributions per Unit made by the Partnership from time to time during the period the Phantom Units are outstanding.

Long-Term Incentive Plan - Mr. Slifka also shall participate in the Global Partners LP Long-Term Incentive Plan (the “LTIP”) throughout the term of the Employment Agreement, in such forms and amounts as may be determined by the Compensation Committee.  The Employment Agreement does not supersede or make invalid any prior agreements between the General Partner and Mr. Slifka concerning the LTIP.

A copy of Mr. Slifka’s Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment No. 1 to Employment Agreement – Thomas Hollister

On December 31, 2008, the General Partner and Thomas Hollister entered into Amendment No. 1 to Employment Agreement which modifies Mr. Hollister’s employment agreement dated April 19, 2007.  Pursuant to this Amendment No. 1 to Employment Agreement, Mr. Hollister will continue to serve as the Chief Operating Officer and Chief Financial Officer of the General Partner.  If Mr. Hollister’s employment is terminated by the General Partner without cause or by Mr. Hollister for Constructive Termination (as defined in his employment agreement) and such termination occurs within 12 months of a Change in Control (as defined in this Amendment No. 1 to Employment Agreement), he shall be paid an additional amount equal to the target incentive amount under the then applicable short-term incentive plan for the fiscal year in which Mr. Hollister’s termination occurs.  This amendment also modifies the term “Constructive Termination” to delete the language that such termination could be the result of Mr. Hollister’s desire to terminate his employment with the General Partner at any time for any reason within the first six months of a Change in Control.  All material terms remain the same as provided in Mr. Hollister’s employment agreement.  A copy of this Amendment No. 1 to Employment Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference

Amendment No. 1 to Employment Agreement – Edward J. Faneuil

On December 31, 2008, the General Partner and Edward J. Faneuil entered into Amendment No. 1 to Employment Agreement which modifies Mr. Faneuil’s employment agreement dated February 1, 2007.  Pursuant to this Amendment No. 1 to Employment Agreement, unless earlier terminated, the General Partner extended Mr. Faneuil’s employment for the period from January 1, 2009 through December 31, 2011.  If Mr. Faneuil’s employment is terminated by the General Partner without cause or by Mr. Faneuil for Constructive Termination (as defined in his employment agreement) and such termination occurs within 12 months of a Change in Control (as defined in this Amendment No. 1 to Employment Agreement), he shall be paid an additional amount equal to the target incentive amount under the then applicable short-term incentive plan for the fiscal year in which Mr. Faneuil’s termination occurs.  All other material terms remain the same as provided in Mr. Faneuil’s employment agreement.  A copy of this Amendment No. 1 to Employment Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Amended and Restated Deferred Compensation Agreement – Edward J. Faneuil

On December 31, 2008, the General Partner and Edward J. Faneuil entered into an Amended and Restated Deferred Compensation Agreement which amends Mr. Faneuil’s Deferred Compensation Agreement dated February 1, 2007.  This amendment modifies certain terms and definitions to comply with the provisions of Section 409A of the Internal Revenue Code and clarifies certain other terms provided in Mr. Faneuil’s Deferred Compensation Agreement.  All material terms remain the same as provided in Mr. Faneuil’s Deferred Compensation Agreement.  A copy of the Amended and Restated Deferred Compensation Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.

First Amendment to LTIP Grant Agreement – Eric Slifka

On December 31, 2008, the General Partner and Mr. Slifka signed a First Amendment to LTIP Grant Agreement which amends Mr. Slifka’s LTIP Grant Agreement dated August 14, 2007 (the “LTIP Grant Agreement dated August 14, 2007”).  Pursuant to this amendment, as soon as administratively practicable in 2010 after the Compensation Committee determines that the Performance Goal (as defined in the LTIP Grant Agreement dated August 14, 2007) has been achieved, but in no event later than March 15, 2010 (if the Performance Goal is achieved), or, if earlier, within 2½ months following a Change of Control (as defined in the LTIP Grant Agreement dated August 14, 2007), Mr. Slifka shall be paid one Unit of the Partnership for each such vested Phantom Unit; provided, however, the Compensation Committee may, in its sole discretion, direct that a cash payment be made to Mr. Slifka in lieu of the delivery of such Unit, payable at the same time such Unit would have otherwise been delivered to him.  Any such cash payment shall be equal to the fair market value of the Unit on the day immediately preceding the payment date.  If more than one Phantom Unit vests at the same time, the Compensation Committee may elect to pay such vested award in Units, cash or any combination thereof, in its discretion.  In addition, at the same time Mr. Slifka receives payment of a vested Phantom Unit, he shall also be paid the amount of all tandem distribution equivalent rights credited to his bookkeeping account with respect to such vested Phantom Unit.  A copy of Mr. Slifka’s First Amendment to LTIP Grant Agreement is attached hereto as Exhibit 10.5 and incorporated herein by reference.

First Amendment to LTIP Grant Agreement – Certain Officers, Employees and Directors

On December 31, 2008, the General Partner and certain officers, employees and directors signed a First Amendment to the (i) LTIP Grant Agreement dated August 14, 2007 (Named Executive Officers who are party to an employment agreement with Global GP LLC (except Mr. Slifka)); (ii) LTIP Grant Agreement (Directors); and (iii) LTIP Grant Agreement (General) (the foregoing LTIP Grant Agreements collectively, the “LTIP Grant Agreement”).  Pursuant to this amendment, as soon as administratively practicable after the vesting of a Phantom Unit at the end of the Restricted Period, or, if vesting occurs upon a Change of Control (as such terms are defined in the LTIP Grant Agreement), as soon as administratively practicable on or following such Change of Control, but in all events not later than 2½ months following the vesting of the Phantom Unit, grantee shall be paid one Unit for each such vested Phantom Unit; provided, however, the Compensation Committee may, in its sole discretion, direct that a cash payment be made to the grantee in lieu of the delivery of such Unit.  Any such cash payment shall be equal to the fair market value of the Unit on the day immediately preceding the payment date.  If more than one Phantom Unit vests at the same time, the Compensation Committee may elect to pay such vested award in Units, cash or any combination thereof, in its discretion.  A copy of this First Amendment to LTIP Grant Agreement is attached hereto as Exhibit 10.6 and incorporated herein in by reference.

Item 9.01.                              Financial Statements and Exhibits

(d)	Exhibits

10.1	Employment Agreement dated December 31, 2008, by and between Global GP LLC and Eric S. Slifka

10.2	Amendment No. 1 to Employment Agreement dated December 31, 2008, by and between Global GP LLC and Thomas Hollister

10.3	Amendment No. 1 to Employment Agreement dated December 31, 2008, by and between Global GP LLC and Edward J. Faneuil

10.4	Amended and Restated Deferred Compensation Agreement dated December 31, 2008, by and between Global GP LLC and Edward J. Faneuil

10.5	First Amendment to LTIP Grant Agreement dated December 31, 2008 for Eric Slifka

10.6

First Amendment to LTIP Grant Agreement (Named Executive Officers who are party to an employment agreement with Global GP LLC (except Mr. Slifka)), LTIP Grant Agreement (Directors) and LTIP Grant Agreement (General) dated December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: January 7, 2009	By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement dated December 31, 2008, by and between Global GP LLC and Eric S. Slifka

10.2	Amendment No. 1 to Employment Agreement dated December 31, 2008, by and between Global GP LLC and Thomas Hollister

10.3	Amendment No. 1 to Employment Agreement dated December 31, 2008, by and between Global GP LLC and Edward J. Faneuil

10.4	Amended and Restated Deferred Compensation Agreement dated December 31, 2008, by and between Global GP LLC and Edward J. Faneuil

10.5	First Amendment to LTIP Grant Agreement dated December 31, 2008 for Eric Slifka

10.6

First Amendment to LTIP Grant Agreement (Named Executive Officers who are party to an employment agreement with Global GP LLC (except Mr. Slifka)), LTIP Grant Agreement (Directors) and LTIP Grant Agreement (General) dated December 31, 2008